UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule.

On January 25, 2012, Affirmative Insurance Holdings, Inc. (“Registrant”) received written notice (“Notice”) from the Listing Qualifications Staff (“Staff”) of the NASDAQ Stock Market that the Registrant no longer complies with the minimum Market Value of Publicly Held Shares (“MVPHS”) requirement for continued listing on the NASDAQ Global Select Market. NASDAQ Listing Rule 5450(b)(1) requires a minimum MVPHS of $5,000,000. Under the NASDAQ listing rules, shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than 10% of the total shares outstanding are not considered Publicly Held Shares for purposes of calculating MVPHS. Because approximately 52.4% of the Registrant’s common stock is beneficially owned by New Affirmative LLC, a majority of the Registrant’s common shares are not considered Publicly Held Shares, resulting in a MVPHS that is significantly lower than the Registrant’s total market capitalization. Based on the closing bid price of Registrant’s common stock for the 30 consecutive business days prior to the date of the Notice, the Registrant does not presently meet the minimum MVPHS requirement.

In accordance with NASDAQ Listing Rule 5810(c)(3)(D), the Registrant has 180 calendar days in which to regain compliance with the minimum bid price requirement. Registrant will regain compliance with NASDAQ’s minimum bid price requirement if at any time before the 180 day compliance period expires on July 23, 2012, the Registrant’s MVPHS, based on the closing bid price of the Registrant’s stock, is at least $5,000,000 for at least ten consecutive business days.

If the Registrant does not regain compliance by July 23, 2012, the Registrant may be eligible to transfer the listing of its common stock to the NASDAQ Capital Market if it satisfies the applicable MVPHS requirement for continued listing on the NASDAQ Capital Market and all other criteria for initial listing on the NASDAQ Capital Market. If Registrant does not transfer its common stock to the NASDAQ Capital Market, the Staff will notify Registrant that its common stock is subject to delisting. At that time, the Registrant may appeal the Staff’s delisting determination to a NASDAQ Hearings Panel.

In a Form 8-K filed on January 17, 2012, the Registrant disclosed receipt of a separate written notice from the Staff that the Registrant does not presently comply with the minimum bid price requirement for continued listing on the NASDAQ Global Select Market. The Registrant is monitoring the bid price of its common stock and is in the process of reviewing its options to regain compliance with both the minimum bid price and MVPHS requirements of the NASDAQ Listing Rules, but no decisions have been made at this time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: January 31, 2012	Name:	Joseph G. Fisher
	Title:	Executive Vice President and General Counsel